INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Details of the Company’s income tax provision are presented below:

Income Tax Provision

In millions of dollars	2015	2014	2013
Current
Federal	$861	$181	$(260)
Foreign	3,397	3,281	3,788
State	388	388	(41)
Total current income taxes	$4,646	$3,850	$3,487
Deferred
Federal	$3,019	$2,510	$2,867
Foreign	(4)	361	(716)
State	(221)	476	548
Total deferred income taxes	$2,794	$3,347	$2,699
Provision for income tax on continuing operations before non-controlling interests(1)	$7,440	$7,197	$6,186
Provision (benefit) for income taxes on discontinued operations	(29)	12	(244)
Income tax expense (benefit) reported in stockholders’ equity related to:
FX translation	(906)	65	(48)
Investment securities	(498)	1,007	(1,300)
Employee stock plans	(35)	(87)	28
Cash flow hedges	176	207	625
Benefit plans	(24)	(660)	698
Retained earnings(2)	—	(353)	—
Income taxes before non-controlling interests	$6,124	$7,388	$5,945

(1)
Includes the effect of securities transactions and other-than-temporary-impairment losses resulting in a provision (benefit) of $239 million and $(93) million in 2015, $200 million and $(148) million in 2014 and $262 million and $(187) million in 2013, respectively.

(2)	See “Consolidated Statement of Changes in Stockholders’ Equity” above.

Tax Rate
The reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate applicable to income from continuing operations (before non-controlling interests and the cumulative effect of accounting changes) for each of the periods indicated is as follows:

	2015	2014	2013
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.7	3.4	1.7
Foreign income tax rate differential	(4.6)	(0.3)	(2.3)
Audit settlements(1)	(1.7)	(2.4)	(0.7)
Effect of tax law changes(2)	0.4	1.2	(0.3)
Nondeductible legal and related expenses	0.3	18.3	0.8
Basis difference in affiliates	—	(2.5)	—
Tax advantaged investments	(1.8)	(3.6)	(3.0)
Other, net	0.7	(0.1)	—
Effective income tax rate	30.0%	49.0%	31.2%

(1)
For 2015, primarily relates to the conclusion of a New York City tax audit for 2009-2011. For 2014, relates to the conclusion of the audit of various issues in the Company’s 2009-2011 U.S. federal tax audit and the conclusion of a New York State tax audit for 2006-2008. For 2013, relates to the settlement of U.S. federal issues for 2003-2005 and IRS appeals.

(2)
For 2015, includes the results of tax reforms enacted in New York City and several states, which resulted in a DTA charge of approximately $101 million. For 2014, includes the results of tax reforms enacted in New York State and South Dakota, which resulted in a DTA charge of approximately $210 million.

As set forth in the table above, Citi’s effective tax rate for 2015 was 30.0%. The decline in the effective tax rate from 2014 was primarily due to a lower level of non-deductible legal and related expenses in 2015.

Deferred Income Taxes
Deferred income taxes at December 31 related to the following:

In millions of dollars	2015	2014
Deferred tax assets
Credit loss deduction	$6,058	$7,010
Deferred compensation and employee benefits	4,110	4,676
Repositioning and settlement reserves	1,429	1,599
Unremitted foreign earnings	8,403	6,368
Investment and loan basis differences	3,248	4,808
Cash flow hedges	359	529
Tax credit and net operating loss carry-forwards	23,053	23,395
Fixed assets and leases	1,356	2,093
Other deferred tax assets	3,176	2,334
Gross deferred tax assets	$51,192	$52,812
Valuation allowance	—	—
Deferred tax assets after valuation allowance	$51,192	$52,812
Deferred tax liabilities
Deferred policy acquisition costs and value of insurance in force	$(327)	$(415)
Intangibles	(1,146)	(1,636)
Debt issuances	(850)	(866)
Other deferred tax liabilities	(1,020)	(559)
Gross deferred tax liabilities	$(3,343)	$(3,476)
Net deferred tax assets	$47,849	$49,336

Unrecognized Tax Benefits
The following is a rollforward of the Company’s unrecognized tax benefits.

In millions of dollars	2015	2014	2013
Total unrecognized tax benefits at January 1	$1,060	$1,574	$3,109
Net amount of increases for current year’s tax positions	32	135	58
Gross amount of increases for prior years’ tax positions	311	175	251
Gross amount of decreases for prior years’ tax positions	(61)	(772)	(716)
Amounts of decreases relating to settlements	(45)	(28)	(1,115)
Reductions due to lapse of statutes of limitation	(22)	(30)	(15)
Foreign exchange, acquisitions and dispositions	(40)	6	2
Total unrecognized tax benefits at December 31	$1,235	$1,060	$1,574

The total amounts of unrecognized tax benefits at December 31, 2015, 2014 and 2013 that, if recognized, would affect Citi’s effective tax rate, are $0.9 billion, $0.8 billion and $0.8 billion, respectively. The remaining uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences, except for $0.4 billion at December 31, 2013, which was recognized in Retained earnings in 2014.
Interest and penalties (not included in “unrecognized tax benefits” above) are a component of the Provision for income taxes.

	2015		2014		2013
In millions of dollars	Pretax	Net of tax	Pretax	Net of tax	Pretax	Net of tax
Total interest and penalties in the Consolidated Balance Sheet at January 1	$269	$169	$277	$173	$492	$315
Total interest and penalties in the Consolidated Statement of Income	(29)	(18)	(1)	(1)	(108)	(72)
Total interest and penalties in the Consolidated Balance Sheet at December 31(1)	233	146	269	169	277	173

(1)	Includes $3 million, $2 million, and $2 million for foreign penalties in 2015, 2014 and 2013, respectively. Also includes $3 million for state penalties in 2015 and 2014, and $4 million in 2013.
As of December 31, 2015, Citi is under audit by the Internal Revenue Service and other major taxing jurisdictions around the world. It is thus reasonably possible that significant changes in the gross balance of unrecognized tax benefits may occur within the next 12 months, although Citi does not expect such audits to result in amounts that would cause a significant change to its effective tax rate, other than as discussed below.
Citi expects to conclude its IRS audit for the 2012-2013 cycle within the next 12 months. The gross uncertain tax positions at December 31, 2015 for the items that may be resolved are as much as $97 million. Because of the number and nature of the issues remaining to be resolved, the potential tax benefit to continuing operations could be anywhere in a range between $0 and $94 million. In addition, Citi may conclude certain state and local tax audits within the next 12 months. The gross uncertain tax positions at December 31, 2015 are as much as $222 million. In addition there is gross interest of as much as $16 million. The potential tax benefit to continuing operations could be anywhere between $0 and $155 million, including interest. Furthermore, Citi may conclude certain foreign audits within the next 12 months. The gross uncertain positions at December 31, 2015 are as much as $119 million. In addition there is gross interest of as much as $18 million. The potential tax benefit to continuing operations could be anywhere between $0 and $22 million, including interest. The potential tax benefit to discontinued operations could be anywhere between $0 and $76 million, including interest.
The following are the major tax jurisdictions in which the Company and its affiliates operate and the earliest tax year subject to examination:

Jurisdiction	Tax year
United States	2012
Mexico	2009
New York State and City	2006
United Kingdom	2014
India	2011
Brazil	2011
Singapore	2010
Hong Kong	2009
Ireland	2011

Foreign Earnings
Foreign pretax earnings approximated $11.3 billion in 2015, $10.1 billion in 2014 and $13.1 billion in 2013. As a U.S. corporation, Citigroup and its U.S. subsidiaries are currently subject to U.S. taxation on all foreign pretax earnings earned by a foreign branch. Pretax earnings of a foreign subsidiary or affiliate are subject to U.S. taxation when effectively repatriated. The Company provides income taxes on the undistributed earnings of non-U.S. subsidiaries except to the extent that such earnings are indefinitely reinvested outside the United States.
At December 31, 2015, $45.2 billion of accumulated undistributed earnings of non-U.S. subsidiaries was indefinitely invested. At the existing U.S. federal income tax rate, additional taxes (net of U.S. foreign tax credits) of $12.7 billion would have to be provided if such earnings were remitted currently. The current year’s effect on the income tax expense from continuing operations is included in the “Foreign income tax rate differential” line in the reconciliation of the federal statutory rate to the Company’s effective income tax rate in the table above.
Income taxes are not provided for the Company’s “savings bank base year bad debt reserves” that arose before 1988, because under current U.S. tax rules, such taxes will become payable only to the extent such amounts are distributed in excess of limits prescribed by federal law. At December 31, 2015, the amount of the base year reserves totaled approximately $358 million (subject to a tax of $125 million).

Deferred Tax Assets
As of December 31, 2015 and 2014, Citi had no valuation allowance on its DTAs. The following table summarizes Citi’s DTAs.

In billions of dollars
Jurisdiction/component	DTAs balance December 31, 2015	DTAs balance December 31, 2014
U.S. federal(1)
Net operating losses (NOLs)(2)	$3.4	$2.3
Foreign tax credits (FTCs)(3)	15.9	17.6
General business credits (GBCs)	1.3	1.6
Future tax deductions and credits	20.7	21.1
Total U.S. federal	$41.3	$42.6
State and local
New York NOLs	$2.4	$1.5
Other state NOLs	0.3	0.4
Future tax deductions	1.2	2.0
Total state and local	$3.9	$3.9
Foreign
APB 23 subsidiary NOLs	$0.2	$0.2
Non-APB 23 subsidiary NOLs	0.4	0.5
Future tax deductions	2.0	2.1
Total foreign	$2.6	$2.8
Total	$47.8	$49.3

(1)
Included in the net U.S. federal DTAs of $41.3 billion as of December 31, 2015 were deferred tax liabilities of $2 billion that will reverse in the relevant carry-forward period and may be used to support the DTAs.

(2)
Includes $0.5 billion and $0.6 billion for 2015 and 2014, respectively, of NOL carry-forwards related to non-consolidated tax return companies that are expected to be utilized separately from Citigroup’s consolidated tax return, and $2.9 billion and $1.7 billion of non-consolidated tax return NOL carry-forwards for 2015 and 2014, respectively, that are eventually expected to be utilized in Citigroup’s consolidated tax return.

(3)
Includes $1.7 billion and $1.0 billion for 2015 and 2014, respectively, of non-consolidated tax return FTC carry-forwards that are eventually expected to be utilized in Citigroup’s consolidated tax return.

The following table summarizes the amounts of tax carry-forwards and their expiration dates:

In billions of dollars
Year of expiration	December 31, 2015	December 31, 2014
U.S. tax return foreign tax credit carry-forwards
2017	$—	$1.9
2018	4.8	5.2
2019	1.2	1.2
2020	3.1	3.1
2021	1.7	1.8
2022	3.4	3.4
2023(1)	0.4	1.0
2025(1)	1.3	—
Total U.S. tax return foreign tax credit carry-forwards	$15.9	$17.6
U.S. tax return general business credit carry-forwards
2030	$—	$0.4
2031	0.2	0.3
2032	0.4	0.4
2033	0.3	0.3
2034	0.2	0.2
2035	0.2	—
Total U.S. tax return general business credit carry-forwards	$1.3	$1.6
U.S. subsidiary separate federal NOL carry-forwards
2027	$0.2	$0.2
2028	0.1	0.1
2030	0.3	0.3
2031	1.5	1.7
2033	1.7	1.9
2034	2.3	2.3
2035	3.6	—
Total U.S. subsidiary separate federal NOL carry-forwards(2)	$9.7	$6.5
New York State NOL carry-forwards
2034	$14.6	$12.3
Total New York State NOL carry-forwards(2)	$14.6	$12.3
New York City NOL carry-forwards
2028	$—	$3.8
2031	—	0.1
2032	—	0.5
2034	13.3	—
Total New York City NOL carry-forwards(2)	$13.3	$4.4
APB 23 subsidiary NOL carry-forwards
Various	$0.2	$0.2
Total APB 23 subsidiary NOL carry-forwards	$0.2	$0.2

(1)	The $1.7 billion in FTC carry-forwards that expire in 2023 and 2025 are in a non-consolidated tax return entity but are eventually expected to be utilized in Citigroup’s consolidated tax return.

(2)	Pretax.

While Citi’s net total DTAs decreased year-over-year, the time remaining for utilization has shortened, given the passage of time, particularly with respect to the foreign tax credit (FTC) component of the DTAs. Although realization is not assured, Citi believes that the realization of the recognized net DTAs of $47.8 billion at December 31, 2015 is more-likely-than-not based upon expectations as to future taxable income in the jurisdictions in which the DTAs arise and available tax planning strategies (as defined in ASC 740, Income Taxes) that would be implemented, if necessary, to prevent a carry-forward from expiring.
Citi has concluded that it has the necessary positive evidence to support the full realization of its DTAs. Specifically, Citi forecasts sufficient U.S. taxable income in the carry-forward periods, exclusive of ASC 740 tax planning strategies. Citi’s forecasted taxable income, which will continue to be subject to overall market and global economic conditions, incorporates geographic business forecasts and taxable income adjustments to those forecasts (e.g., U.S. tax-exempt income, loan loss reserves deductible for U.S. tax reporting in subsequent years), and actions intended to optimize its U.S. taxable earnings. In general, Citi would need to generate approximately $59 billion of U.S. taxable income during the FTC carry-forward periods to prevent this most time-sensitive component of Citi’s FTCs from expiring.
In addition to its forecasted U.S. taxable income, Citi has tax planning strategies available to it under ASC 740 that would be implemented, if necessary, to prevent a carry-forward from expiring. These strategies include: (i) repatriating low-taxed foreign source earnings for which an assertion that the earnings have been indefinitely reinvested has not been made; (ii) accelerating U.S. taxable income into, or deferring U.S. tax deductions out of, the latter years of the carry-forward period (e.g., selling appreciated assets, electing straight-line depreciation); (iii) accelerating deductible temporary differences outside the U.S.; and (iv) selling certain assets that produce tax-exempt income, while purchasing assets that produce fully taxable income. In addition, the sale or restructuring of certain businesses can produce significant U.S. taxable income within the relevant carry-forward periods.
Based upon the foregoing discussion, Citi believes the U.S. federal and New York state and city NOL carry-forward period of 20 years provides enough time to fully utilize the DTAs pertaining to the existing NOL carry-forwards and any NOL that would be created by the reversal of the future net deductions that have not yet been taken on a tax return.
With respect to the FTCs component of the DTAs, the carry-forward period is 10 years. Utilization of FTCs in any year is restricted to 35% of foreign source taxable income in that year. However, overall domestic losses that Citi has incurred of approximately $54 billion as of December 31, 2015 are allowed to be reclassified as foreign source income to the extent of 50% of domestic source income produced in subsequent years. Such resulting foreign source income would cover the FTCs being carried forward. As noted in the table above, Citi’s FTC carry-forwards were $15.9 billion as of December 31, 2015, compared to $17.6 billion as of December 31, 2014. This decrease represented $1.7 billion of the $1.5 billion decrease in Citi’s overall DTAs during 2015, partially offset by an increase in AOCI related DTAs. Citi believes that it will generate sufficient U.S. taxable income within the 10-year carry-forward period to be able to fully utilize the FTCs, in addition to any FTCs produced in the tax return for such period, which must be used prior to any carry-forward utilization.